Exhibit 99.6

HARRY & DAVID HOLDINGS, INC.

Second Amended and Restated 2004 Stock Option Plan

1. Purpose. The purpose of this Plan is to promote share ownership by key employees, directors, and consultants of Harry & David Holdings, Inc. (the “Company”), thereby reinforcing a mutuality of interest with other shareholders, and to enable the Company to attract, retain, and motivate key employees, directors, and consultants by permitting them to share in its growth. This Plan amends and restates in its entirety the Harry & David Holdings Inc. Amended and Restated 2004 Stock Option Plan.

2. Definitions. As used in this Plan,

“Board” means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 11 of this Plan, such committee (or subcommittee).

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

“Common Shares” means shares of the Common Stock, $.01 par value per share, of the Company.

“Date of Grant” means the date specified by the Board on which a grant of Options shall become effective.

“Director” means a member of the Board of Directors of the Company.

“Fair Market Value” means, as of any given day, the amount determined by the Board to be the fair market value of a Common Share on such day.

“Incentive Stock Options” means Options that are intended to qualify as “incentive stock options” under Section 422 of the Code or any successor provision.

“Initial Public Offering” means the first public offering of the Company’s equity securities registered under the Securities Act of 1933, as amended, or any successor statute, or such other event as a result of which outstanding equity securities of the Company (or any successor entity) shall be publicly traded.

“Option” means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

“Optionee” means the optionee named in an agreement evidencing an outstanding Option.

“Option Price” means the purchase price payable on exercise of an Option.

“Option Shares” means Common Shares acquired upon the exercise of an Option.

“Participant” means a person who is selected by the Board to receive benefits under this Plan and who is at the time an employee, Director, or consultant of the Company or a Subsidiary, or who has agreed to commence serving in any of such capacities within 30 days after the Date of Grant; provided, however, that with respect to a consultant, (i) such individual must be a natural person, (ii) such individual must provide bona fide services to the Company or a Subsidiary, and (iii) such services may not be in connection with the offer or sale of securities in a capital-raising transaction and may not directly or indirectly promote or maintain a market for the Company’s securities.

“Plan” means this Second Amended and Restated 2004 Stock Option Plan of the Company, as amended from time to time.

“Service” means, in regard to employees, service as an employee of the Company or Subsidiary and means, in regard to directors or consultants, service as a director or consultant of the Company or Subsidiary.

“Stock Option Agreement” means the agreement entered into by the Company and Optionee pursuant to Section 6 of this Plan.

“Subsidiary” means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company, except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

3. Shares Available. Subject to adjustment as provided in Section 5 of this Plan, the total number of Common Shares which may be issued and sold under Options granted pursuant to this Plan shall not exceed 300,000 Common Shares, plus any shares relating to grants that expire or are forfeited or are cancelled. Common Shares covered by a grant under this Plan shall not be counted as used unless and until they are actually issued and delivered to a Participant. Without limiting the generality of the foregoing, upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award will be available for issue or transfer hereunder. Such shares may be treasury shares or shares of original issue or a combination of the foregoing.

4. Options. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Options to Participants. Unless otherwise provided in the Stock Option Agreement, each such grant shall be subject to the terms of the Plan as in effect on the date of such Stock Option Agreement. Each such grant shall be subject to all of the requirements contained in the following provisions and such other terms as the Board shall determine:

(a) Each grant shall specify the number of Common Shares to which it pertains, subject to the limitations set forth in Section 3 of this Plan.

(b) Each grant shall specify an Option Price per share, which may not be less than the Fair Market Value on the Date of Grant, but may be more than the Fair Market Value on the Date of Grant.

(c) The Option Price shall be payable (i) in cash or by other consideration acceptable to the Company, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee for at least 6 months having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

(d) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on a date satisfactory to the Company of some or all of the Common Shares to which such exercise relates.

(e) Successive grants may be made to the same Optionee whether or not any Options previously granted to such Optionee remain unexercised.

(f) Each grant shall specify the period or periods of continuous Service by the Optionee with the Company or any of its Subsidiaries that is or are necessary before the Options or installments thereof will become exercisable at or after grant and may provide for earlier exercise of the Option, including, without limitation, in the event of a change in control of the Company or similar event.

(g) Any grant may provide for a repurchase right or right of first refusal in favor of the Company upon the occurrence of certain specified events.

(h) Options granted under this Plan may be (i) options that are intended to qualify under particular provisions of the Code, including, without limitation, Incentive Stock Options, (ii) options that are not intended so to qualify under the Code, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code.

(i) Except as otherwise determined by the Board, no Option shall be transferable by the Optionee except by will or the laws of descent and distribution. Except as otherwise determined by the Board, Options shall be exercisable during the Optionee’s lifetime only by the Optionee or, in the event of the Optionee’s legal incapacity to do so, the Optionee’s guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision.

(j) No Option shall be exercisable more than 10 years after the Date of Grant.

(k) An Optionee may exercise an Option in whole or in part at any time and from time to time during the period within which an Option may be exercised. To exercise an Option, an Optionee shall give written notice to the Company specifying the number of Common Shares to be purchased and provide payment of the Option Price and any other documentation that may be required by the Company.

(l) As of the date the conditions set forth in Section 4(k) are satisfied and an Optionee has exercised all or part of an Option, such Optionee shall be treated for all purposes as the owner of record of the number of Common Shares purchased pursuant to such exercise of such Option (in whole or in part).

(m) To the extent required for “Incentive Stock Option” status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under the Plan and/or any other stock option plan of the Company (within the meaning of Section 424 of the Code) shall not exceed $100,000.

(n) The Board may permit Optionees to elect to defer the issuance of Common Shares under this Plan pursuant to such rules, procedures, or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

(o) Any grant may specify performance conditions that must be satisfied as a condition to the exercise or early exercise of the Option.

(p) The Board reserves the discretion after the Date of Grant to provide for (i) the payment of a cash bonus at the time of exercise; (ii) the availability of a loan at exercise; or (iii) the right to tender in satisfaction of the Option Price nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price.

(q) Any grant may require, as a condition to the exercise of the Option, that the Optionee agree to be bound by any shareholders agreement among all or certain shareholders of the Company that may be in effect at the time of exercise, or certain provisions of any such agreement that may be specified by the Company.

5. Adjustments. The Board may make or provide for such adjustments in the Option Price and in the number or kind of shares or other securities covered by outstanding Options as the Board in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Optionees that would otherwise result from any (a) stock dividend, stock split, combination of shares, recapitalization, or other change in the capital structure of the Company or (b) merger, consolidation, separation, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase stock. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding Options under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Options so replaced. The Board may also make or provide for such adjustments in the number of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 5; provided, however, that any such adjustment to the number specified in Section 3 shall be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail so to qualify.

6. Stock Option Agreement. The form of each Stock Option Agreement shall be prescribed, and any Stock Option Agreement evidencing an outstanding Option may with the concurrence of the affected Optionee be amended, by the Board, provided that the terms and conditions of each Stock Option Agreement and amendment are not inconsistent with this Plan and that no amendment shall adversely affect the rights of the Optionee with respect to any outstanding Option without the Optionee’s consent.

7. Cancellation of Options. The Board may, with the concurrence of the affected Optionee, cancel any Option granted under this Plan. In the event of any such cancellation, the Board may authorize the granting of new Options (which may or may not cover the same number of Common Shares that had been the subject of any prior option) in such manner, at such Option Price and subject to the same terms, conditions, and discretion as would have been applicable under this Plan had the cancelled Options not been granted.

8. Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Optionee for applicable income tax purposes with respect to any Option under the Plan, the Optionee shall pay to the Company, or make arrangements satisfactory to the Board regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, the minimum required withholding obligations may be settled with Common Shares, including Common Shares that are part of the award that gives rise to the withholding requirement. The obligations of the Company under this Plan shall be conditioned on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

9. Governing Law. This Plan and all Options granted and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

10. Fractional Shares. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractional Common Shares or for the settlement of fractional Common Shares for cash.

11. Administration. This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of not less than two Directors appointed by the Board. To the extent of any such delegation, references in this Plan to the Board shall also refer to the committee. A majority of the members of the committee shall constitute a quorum, and any action taken by a majority of the members of the committee who are present at any meeting of the committee at which a quorum is present, or any actions of the committee that are unanimously approved by the members of the committee in writing, shall be the acts of the committee. Any determination by the Board pursuant to any provision of this Plan shall be final and conclusive. No member of the Board shall be liable for any such determination made in good faith.

12. Lock-Up Agreement. The Company may, in its discretion, require in connection with an Initial Public Offering that a Participant agree that any Option Share not be sold, offered for sale, or otherwise disposed of for a period of time as determined by the Board, provided at least a majority of the Company’s Directors and officers who hold Option Rights or Common Shares at such time are similarly bound.

13. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such sub-plans or supplements to or amendments, restatements, or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan.

14. Amendment, Etc.

(a) The Board may at any time and from time to time amend this Plan in whole or in part.

(b) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

(c) In case of termination of employment or other service by reason of death, disability, or normal or early retirement, or in the case of hardship or other special circumstances, of an Optionee who holds an Option not immediately exercisable in full, the Board may, in its sole discretion, accelerate the time at which such Option may be exercised.

(d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.

(e) To the extent that any provision of this Plan would prevent any Option that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option. Such provision, however, shall remain in effect for other Options and there shall be no further effect on any provision of this Plan.

15. Effective Date. This Plan shall be effective immediately; provided, however, that the effectiveness of this Plan is conditioned on its approval by the shareholders of the Company in accordance with applicable law within 12 months after the date this Plan is adopted by the Board. All awards under this Plan shall be null and void if the Plan is not approved by the shareholders within such 12-month period.

16. Term. No Option shall be granted pursuant to this Plan on or after February 18, 2015, but awards granted prior to such date may extend beyond that date. The date this Plan is adopted by the Board shall be February 8, 2010.

17. Compliance with Section 409A of the Code. The Plan is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. Grants under this Plan shall be treated in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of Treasury and the Internal Revenue Service with respect thereto (the “Guidance”). Any provision of the Plan that would cause a grant or any other payment under the Plan to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Code Section 409A (which amendment may be retroactive to the extent permitted by the Guidance). Notwithstanding the foregoing, nothing herein shall create any obligation by the Company to any participant should any grant or other payment fail to satisfy Section 409A of the Code.